Virtus Seix Georgia Tax-Exempt Bond Fund,

Virtus Seix North Carolina Tax-Exempt Bond Fund

and Virtus Seix Virginia Intermediate Municipal Bond Fund,

each a series of Virtus Asset Trust

Supplement dated April 29, 2019 to the Summary Prospectuses and

Statutory Prospectus, each dated July 23, 2018,

and the Statement of Additional Information dated February 25, 2019, as supplemented

Important Notice to Investors

Effective April 26, 2019, each of the Virtus Seix Georgia Tax-Exempt Bond Fund, Virtus Seix North Carolina Tax-Exempt Bond Fund and Virtus Seix Virginia Intermediate Municipal Bond Fund (each a “Fund”) was liquidated. Each Fund has ceased to exist and is no longer available for sale. Accordingly, each Fund’s Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VAT 8622/GTEB/NCTEB/VIMBFundsClosed (4/2019)